APPENDIX A

RULE 18f-3 MULTI-CLASS PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge	Maximum CDSC±	Maximum 12b-1 Fee**	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Administrator Class Institutional Class[1]	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	2.00 None None None None	None 1.50 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class[2]	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	3.00 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
California Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Capital Growth Fund[3] Class A Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 None None None None None	0.25 0.25 0.25 None 0.25 0.10 None
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Conservative Allocation Fund[4] Administrative Class	None	None	None	0.25
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Discovery Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Diversified Equity Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Diversified Small Cap Fund[5] Administrator Class	None	None	None	0.25
Dow Jones Target Today Fund[6] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10
Dow Jones Target 2010 Fund[7] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10
Dow Jones Target 2015 Fund[8] Class A Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None	None None None None None	None None None None None	0.25 0.25 None 0.25 0.10
Dow Jones Target 2020 Fund[9] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10
Dow Jones Target 2025 Fund[10] Class A Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None	None None None None None	None None None None None	0.25 0.25 None 0.25 0.10
Dow Jones Target 2030 Fund[11] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10
Dow Jones Target 2035 Fund[12] Class A Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None	None None None None None	None None None None None	0.25 0.25 None 0.25 0.10
Dow Jones Target 2040 Fund[13] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10
Dow Jones Target 2045 Fund[14] Class A Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None	None None None None None	None None None None None	0.25 0.25 None 0.25 0.10
Dow Jones Target 2050 Fund[15] Class A Class C Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None None	None 1.00 None None None None	None 0.75 None None None None	0.25 0.25 0.25 None 0.25 0.10
Dow Jones Target 2055 Fund[16] Class A Administrator Class Institutional Class Investor Class Class R4	5.75 None None None None	None None None None None	None None None None None	0.25 0.25 None 0.25 0.10
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Emerging Markets Equity Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Emerging Markets Equity Income Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Enterprise Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Equity Value Fund[17] Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Government Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Growth Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
High Yield Municipal Bond Fund[18] Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 0.25
High Yield Bond Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Index Asset Allocation Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Index Fund Class A Class B Class C Administrator Class Investor Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.10 0.25
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
International Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6[19]	4.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None None
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
International Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Intrinsic Value Fund[20] Class A Class B Class C Class R Administrator Class Institutional Class Class R4 Class R6	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.25 None 0.10 None
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Large Cap Growth Fund[21] Class A Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	5.75 None None None None None None None	None 1.00 None None None None None None	None 0.75 0.25 None None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10 None
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Moderate Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	None None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 0.25
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	None None None	None None None	None None None	0.10 None 0.25
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 None 0.25 0.25 0.25
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
North Carolina Tax-Free Fund Class A Class C Institutional Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 None
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Premier Large Company Growth Fund[22] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 None None None None None	0.25 0.25 0.25 0.25 None 0.25 0.10 None
Prime Investment Money Market Fund[23] Institutional Class Service Class	None None	None None	None None	None 0.25
Short Duration Government Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6[24]	3.00 None None None None None	None 3.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None \None
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None 0.25
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class[25] Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Small/Mid Cap Core Fund[26] Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 0.25
Special Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Strategic Income Fund[27] Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 0.25
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class[28]	4.50 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Total Return Bond Fund[29] Class A Class B Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	4.50 None None None None None None None None	None 5.00 1.00 None None None None None None	None 0.75 0.75 0.25 None None None None None	0.25 0.25 0.25 0.25 0.25 None 0.25 0.10 None
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Wisconsin Tax-Free Fund Class A Class C Investor Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	None None None None	None None None None	None None None 0.35	0.25 0.10 0.25 0.25

  On August 15, 2012, the Board of Trustees approved the addition of Institutional Class shares to the Absolute Return Fund.  The Institutional Class will commence operations on or about December 3, 2012.
  On August 15, 2012, the Board of Trustees approved the addition of Institutional Class shares to the Asset Allocation Fund.  The Institutional Class will commence operations on or about December 3, 2012.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Capital Growth Fund.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.
     On November 7, 2012, the Board of Trustees approved the liquidation of the Conservative Allocation Fund.  The liquidation will occur by the end of May 2013.
     On November 7, 2012 the Board of Trustees approved the reorganization of the Diversified Small Cap Fund into the Small Company Growth Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.
     On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Dow Jones Target Today Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.
     On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2010 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.
     On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2015 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.
     On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2020 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2025 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2030 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.
     On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2035 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2040 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2045 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares and the addition of Class A and C shares for the Dow Jones Target 2050 Fund.  The R4 Class, Class A and C shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Dow Jones Target 2055 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.
    On November 7, 2012 the Board of Trustees approved the reorganization of the Equity Value Fund into the Intrinsic Value Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.
    On November 7, 2012, the Board of Trustees approved the establishment of the High Yield Municipal Bond Fund.  The Fund will commence operations in the first quarter 2013.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R6 shares for the International Bond Fund.  The Class R6 shares will commence operations on or about December 3, 2012.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Intrinsic Value Fund.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.  In addition, on November 7, 2012 the Board approved the issuance of Class R shares in connection with the reorganization of the Equity Value Fund into the Intrinsic Value Fund.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Large Cap Growth Fund.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Premier Large Company Growth Fund.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.
    On November 7, 2012, the Board of Trustees approved the reorganization of the Prime Investment Money Market Fund into the Heritage Money Market Fund.  The reorganization will become effective in March 2013.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R6 shares for the Short Duration Government Bond Fund.  The Class R6 shares will commence operations on or about December 3, 2012.
    On August 15, 2012, the Board of Trustees approved the addition of Institutional Class shares to the Short-Term High Yield Bond Fund.  The Institutional Class will commence operations on or about December 3, 2012.
    On November 7, 2012 the Board of Trustees approved the reorganization of the Small/Mid Cap Core Fund into the Common Stock Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.
    On November 7, 2012, the Board of Trustees approved the establishment of the Strategic Income Fund.  The Fund will commence operations in the first quarter 2013.
    On August 15, 2012, the Board of Trustees approved the addition of Institutional Class shares to the Strategic Municipal Bond Fund.  The Institutional Class will commence operations on or about December 3, 2012.
    On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Total Return Bond Fund.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.  In addition, on November 7, 2012 the Board approved the name change to the Core Bond Fund, effective December 1, 2012.

Appendix A amended:   November 7, 2012

±  Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission (except for those Funds identified in the table as having Class A shares that are not subject to any CDSC).  Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

Class A shares for the, Intermediate Tax/AMT-Free Fund and Short-Term Municipal Bond Fund that are purchased at NAV in amounts of $1,000,000 will be assessed a 0.50% if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Intermediate Tax/AMT-Free Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.  In addition,

Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.

    Class A shares for the Adjustable Rate Government Fund, California Limited-Term Tax-Free Fund, Short Duration Government Bond Fund and Short-Term Bond Fund that are purchased at NAV in amounts of $500,000   or more will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.

**On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.

APPENDIX B

Multi-Class Funds and Classes	Class-Level Administration Fee
Multi-Class Non-Money Market/Non-Fixed Income Funds (Other than Asset Allocation Fund)
	Class A, Class B, Class C and Class R	0.26%
	Administrator Class	0.10%
	Institutional Class and Class R4	0.08%
	Investor Class	0.32%
	Class R6	0.03%
Absolute Return Fund
	Class A and Class C	0.26%
	Administrator Class	0.10%
	Institutional Class	0.08%
Asset Allocation Fund
	Class A, Class B, Class C and Class R	0.26%
	Administrator Class	0.10%
	Institutional Class	0.08%
Multi-Class Fixed Income (Non-Money Market) Funds
Class A, Class B, Class C and Class R	0.16%
Administrator Class	0.10%
Institutional Class and Class R4	0.08%
Investor Class	0.19%
Class R6	0.03%
Multi-Class Money Market Funds
Class A, Class B and Class C	0.22%
Service Class	0.12%
Administrator Class	0.10%
Institutional Class	0.08%
Investor Class	0.25%
Select Class	0.04%
Sweep Class and Daily Class	0.22%

Appendix B amended:   August 15, 2012